Case No.: 97-02593JJF                                            ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending June 30, 1998

================================================================================

                                          Document     Previously  Explanation
Required Attachments:                     Attached     Submitted     Attached

1.  Tax Receipts                             (X)          ( )           ( )

2.  Bank Statements                          (X)          ( )           ( )

3.  Most recently filed                      ( )          (X)           ( )
    Income Tax Return

4.  Most recent Annual Financial             ( )          (X)           ( )
    Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Ronald J. Adams                        President/Chief Operating Officer
-----------------------------------    -----------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Ronald J. Adams                                     July 16, 1998
-----------------------------------    -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:

/s/ Daniel A. Rashy                                  Controller
-----------------------------------    -----------------------------------------
SIGNATURE OF PREPARER                                   TITLE

Daniel A. Rashy                                     July 16, 1998
-----------------------------------    -----------------------------------------
PRINTED NAME OF PREPARER                                 DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.     COMPARATIVE BALANCE SHEETS      ACCRUAL BASIS-2

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

=========================================================================================================
ASSETS                                                        MONTH              MONTH          MONTH
                                                            ---------------------------------------------
                                                 SCHEDULE    APR 1998           MAY 1998      JUNE 1998
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1.    CASH                                                          38,018         42,104        208,578
---------------------------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                  3,718,433      3,277,416      3,123,463
---------------------------------------------------------------------------------------------------------
3.    INVENTORY                                                 13,532,703     12,844,976     11,583,115
---------------------------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                             263,335        265,671        267,931
---------------------------------------------------------------------------------------------------------
5.    PREPAID EXPENSES*                                            269,606        167,073        154,874
---------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                          2(a)            495,066        500,050        482,834
---------------------------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                      18,317,161     17,097,290     15,820,795
=========================================================================================================
8.    PROPERTY, PLANT & EQUIPMENT                               20,103,179     20,084,710     20,084,710
---------------------------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                                  5,525,757      5,638,110      5,762,446
---------------------------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                           14,577,422     14,446,600     14,322,264
=========================================================================================================
11.   DUE FROM AFFILIATES & INSIDERS                                49,023         49,182         49,341
---------------------------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                          -              -              -
---------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                          2(b)            258,291        245,412        189,592
---------------------------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                              33,201,897     31,838,484     30,381,992
=========================================================================================================
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                             172,541        137,855        204,420
---------------------------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                138,929        159,040        152,521
---------------------------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                      -              -         12,440
---------------------------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                            574,379        621,768        753,715
---------------------------------------------------------------------------------------------------------
19.   SECURED DEBT                                               6,773,661      7,829,105      8,859,837
---------------------------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                       -              -              -
---------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                          2(c)            830,283      1,084,535      1,064,596
---------------------------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                             8,489,793      9,832,303     11,047,529
=========================================================================================================
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
23.   SECURED DEBT                                              14,690,039     12,853,650     11,110,300
---------------------------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                673,134        679,001        708,958
=========================================================================================================
25.   UNSECURED DEBT                                            10,145,949     10,144,555     10,144,555
---------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                          2(d)            550,413        544,546        544,546
---------------------------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                             26,059,535     24,221,752     22,508,359
=========================================================================================================
28.   TOTAL LIABILITIES                                         34,549,328     34,054,055     33,555,888
=========================================================================================================
EQUITY
---------------------------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                 2,153,841      2,153,841      2,153,841
=========================================================================================================
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                        (3,501,272)    (4,369,412)    (5,327,737)
=========================================================================================================
31.   TOTAL EQUITY (DEFICIT)                                    (1,347,431)    (2,215,571)    (3,173,896)
=========================================================================================================
32.   TOTAL LIABILITIES & OWNERS' EQUITY                        33,201,897     31,838,484     30,381,992
=========================================================================================================

* Of this amount $225,430, $90,226 and $88,144 represent prepaid inventory for April, May and June 1998, respectively.

CONSOLIDATED STAINLESS, INC.        OTHER CURRENT ASSETS      ACCRUAL BASIS-2(a)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                            MONTH         MONTH        MONTH
                                         ---------------------------------------
                                           APR 1998      MAY 1998    JUNE 1998
--------------------------------------------------------------------------------
OTHER RECEIVABLES                            97,024       102,008       84,792
-------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                    -             -            -
-------------------------------------------------------------------------------
DEFERRED INCOME TAXES                       398,042       398,042      398,042
-------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS               495,066       500,050      482,834
================================================================================

CONSOLIDATED STAINLESS, INC.          OTHER ASSETS            ACCRUAL BASIS-2(b)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                                MONTH       MONTH       MONTH
                                             -----------------------------------
                                              APR 1998    MAY 1998    JUNE 1998
--------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS              80,793       80,618       71,667
--------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP    72,073       59,369            -
--------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                    45,425       45,425       45,425
--------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                    25,000       25,000       25,000
--------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                   10,000       10,000       10,000
--------------------------------------------------------------------------------
RETAINER - SLUSSER ASSOCIATES                  12,500       12,500       12,500
--------------------------------------------------------------------------------
RETAINER - GENESIS MERCHANT GROUP
SECURITIES, LLC                                12,500       12,500       12,500
--------------------------------------------------------------------------------
RETAINER - PHOENIX MANAGEMENT SERVICES              -            -       12,500
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                         258,291      245,412      189,592
================================================================================

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(c)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                            MONTH          MONTH        MONTH
                                         ---------------------------------------
                                           APR 1998       MAY 1998    JUNE 1998
--------------------------------------------------------------------------------
BOOK OVERDRAFT                              104,270        242,588      105,794
--------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES           159,784        177,551      204,912
--------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE *                  546,986        644,703      734,536
--------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                     19,243         19,693       19,354
--------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES     830,283      1,084,535    1,064,596
================================================================================

* Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.  OTHER PREPETITION LIABILITIES   ACCRUAL BASIS-2(d)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                             MONTH         MONTH        MONTH
                                          --------------------------------------
                                            APR 1998     MAY 1998     JUNE 1998
--------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                          17,655       11,788        11,788
--------------------------------------------------------------------------------
OTHER TAXES PAYABLE                           14,561       14,561        14,561
--------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                      40,967       40,967        40,967
--------------------------------------------------------------------------------
DEFERRED CREDIT                               35,730       35,730        35,730
--------------------------------------------------------------------------------
RESERVE FOR LITIGATION                        30,500       30,500        30,500
--------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                        12,958       12,958        12,958
--------------------------------------------------------------------------------
DEFERRED INCOME TAXES                        398,042      398,042       398,042
--------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES       550,413      544,546       544,546
================================================================================

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-3

                      COMPARATIVE STATEMENTS OF OPERATIONS

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

====================================================================================================
REVENUES                                                    MONTH            MONTH          MONTH
                                                         -------------------------------------------
                                              COMMENTS     APR 1998         MAY 1998      JUNE 1998
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                      1,973,037        1,470,943      1,658,438
----------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                             (51,631)        (138,695)       (31,712)
====================================================================================================
3.    NET REVENUE                                         1,921,406        1,332,248      1,626,726
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                14,734,878       13,532,703     12,844,976
----------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                 440,190          396,337        194,124
----------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                             13,532,703       12,844,976     11,583,115
----------------------------------------------------------------------------------------------------
7.              COST OF GOODS SOLD                        1,642,365        1,084,064      1,455,985
====================================================================================================
8.    GROSS PROFIT                                          279,041          248,184        170,741
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                         70,058           57,365         52,006
----------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                               276,285          243,794        259,778
----------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                          27,027           22,261         20,838
----------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                     [1]           25,981           13,967         13,941
----------------------------------------------------------------------------------------------------
13.   INSURANCE                                              52,998           47,452         40,663
----------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION               124,371          130,821        124,336
----------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                               56,491          121,236         64,755
----------------------------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                           (194,395)        (221,983)      (179,399)
====================================================================================================
17.   TOTAL OPERATING EXPENSES                              438,816          414,913        396,918
====================================================================================================
18.   OPERATING INCOME (LOSS)                              (159,775)        (166,729)      (226,177)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                        (2,753)          (2,919)        (3,098)
----------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                -                -              -
----------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                      215,940          211,992        200,720
----------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                      (586)            (811)          (896)
----------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                           212,601          208,262        196,726
====================================================================================================
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                     249,589          191,719        202,487
----------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                        (166)          10,583          3,333
----------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                     Page 3(a)     159,432          289,583        329,602
====================================================================================================
27.   TOTAL REORGANIZATION EXPENSES                         408,855          491,885        535,422
----------------------------------------------------------------------------------------------------
28.   INCOME TAX                                                800            1,264              -
====================================================================================================
29.   NET PROFIT (LOSS)                                    (782,031)        (868,140)      (958,325)
====================================================================================================

[1] Includes $9,161, $9,084 and $9,133 of rent expense from facilities leased from insiders for April, May and June, 1998, respectively.

CONSOLIDATED STAINLESS, INC.    OTHER REORGANIZATION COSTS    ACCRUAL BASIS-3(a)

Case No.: 97-02593JJF                                            2ND     QUARTER
                                                            -------------

================================================================================
                                             MONTH         MONTH        MONTH
                                          --------------------------------------
                                            APR 1998      MAY 1998    JUNE 1998
--------------------------------------------------------------------------------
TRAVEL                                         1,725         2,665        6,755
--------------------------------------------------------------------------------
RESTRUCTURING COSTS                          124,387       263,330      311,198
--------------------------------------------------------------------------------
RELOCATION COSTS                              33,320        23,479       11,649
--------------------------------------------------------------------------------
GENERAL ADMINISTRATIVE COSTS                       -           109            -
--------------------------------------------------------------------------------
   TOTAL OTHER REORGANIZATION COSTS          159,432       289,583      329,602
================================================================================

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(a)

                                               Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                          Account No.: 2-703-791
                                               Account Type: Cash Collateral of Mellon Bank*
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                           47,222.12      30,252.62       32,227.17
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                               -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                2,302,139.72   1,796,447.57    1,785,428.97
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                           -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                           -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                 39,457.40      29,672.54       21,837.62
-------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS                                   2,341,597.12   1,826,120.11    1,807,266.59
=================================================================================================
8.  TOTAL CASH AVAILABLE                             2,388,819.24   1,856,372.73    1,839,493.76
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
                     Revolving Line of Credit Pay Downs                             1,648,021.93
-------------------------------------------------------------------------------------------------
           6/15/98   Credit Card Merchant Fees                                             90.32
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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===========-----------------------------------------------------------------------===============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                    1,648,112.25
                                                                                  ===============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                191,381.51
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

* Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(b)

                                               Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                          Account No.: 2-953-131
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                         (178,895.54)   (104,269.63)    (242,587.94)
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -              -               -
-------------------------------------------------------------------------------------------------
4.  REVOLVER ADVANCES                                1,428,218.10   1,055,444.84    1,030,732.05
-------------------------------------------------------------------------------------------------
5.  OTHER (ATTACH LIST)                                 38,903.73              -               -
-------------------------------------------------------------------------------------------------
6.  ADJUSTMENT TO RECONCILE                                     -              -               -
=================================================================================================
7.  TOTAL RECEIPTS                                   1,467,121.83   1,055,444.84    1,030,732.05
=================================================================================================
8.  TOTAL CASH AVAILABLE                             1,288,226.29     951,175.21      788,144.11
=================================================================================================

-------------------------------------------------------------------------------------------------
                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
                     Branch Checks (See Attached List)          4(b)(1)               363,075.70
-------------------------------------------------------------------------------------------------
                     Wires & Bank Debits (See Attached List)    4(b)(2)               530,862.56
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                      893,938.26
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)               (105,794.15)
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(c)

                                               Bank: Merrill Lynch
Case No.: 97-02593JJF                          Account No.: 64A-07644
                                               Account Type: Cash & Money Fund
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                              40.06           40.32           40.56
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -              -               -
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  INTEREST INCOME                                         0.26            0.24            0.27
=================================================================================================
7.  TOTAL RECEIPTS                                          0.26            0.24            0.27
=================================================================================================
8.  TOTAL CASH AVAILABLE                                   40.32           40.56           40.83
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                               -
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                     40.83
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(d)

                                               Bank: Washington Mutual *
Case No.: 97-02593JJF                          Account No.: 872-018039-2
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                             140.08          111.88          315.16
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -          31.95               -
-------------------------------------------------------------------------------------------------
3.  DEPOSIT PETTY CASH CHECK                                    -         411.48               -
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -           -                  -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -           -                  -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         -           -                  -
=================================================================================================
7.  TOTAL RECEIPTS                                              -         443.43               -
=================================================================================================
8.  TOTAL CASH AVAILABLE                                   140.08         555.31          315.16
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
           6/30/98   Monthly Service Charge                                                15.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

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===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                           15.00
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                    300.16
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

* On 6/13/98 Great Western Account # 446-818297-7 changed to Washington Mutual #872-018039-2. Notification from bank is attached with bank statement.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(e)

                                               Bank: NationsBank, N.A.
Case No.: 97-02593JJF                          Account No.: 010-333-0164
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                              (18.97)             -               -
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -              -               -
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  BANK ADJUSTMENT to Close Account                        18.97              -               -
=================================================================================================
7.  TOTAL RECEIPTS                                          18.97              -               -
=================================================================================================
8.  TOTAL CASH AVAILABLE                                        -              -               -
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

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===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                               -
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                         -
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(f)

                                               Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                          Account No.: 1603427364
                                               Account Type: Payroll
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                               76.24         109.81        2,493.69
-------------------------------------------------------------------------------------------------
                                            RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -              -               -
-------------------------------------------------------------------------------------------------
4.  DEPOSITS                                           227,769.32     205,200.00      203,200.00
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                    532.25       2,320.16        1,218.97
=================================================================================================
7.  TOTAL RECEIPTS                                     228,301.57     207,520.16      204,418.97
=================================================================================================
8.  TOTAL CASH AVAILABLE                               228,377.81     207,629.97      206,912.66
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
                     See Attached                                                     196,994.06
-------------------------------------------------------------------------------------------------
           6/15/98   Service Charge                                                        28.50
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                      197,022.56
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                  9,890.10
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(g)

                                               Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0215252138566
                                               Account Type: Payroll
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                               13.52              -               -
-------------------------------------------------------------------------------------------------
                                          RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -              -               -
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         -              -               -
=================================================================================================
7.  TOTAL RECEIPTS                                              -              -               -
=================================================================================================
8.  TOTAL CASH AVAILABLE                                    13.52              -               -
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                               -
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                         -
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(h)

                                               Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0288008734682
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                            1,595.98       1,280.98        1,265.98
-------------------------------------------------------------------------------------------------
                                          RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                      185.13         276.04          946.84
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         -              -               -
=================================================================================================
7.  TOTAL RECEIPTS                                         185.13         276.04          946.84
=================================================================================================
8.  TOTAL CASH AVAILABLE                                 1,781.11       1,557.02        2,212.82
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
    1007   6/18/98   Consolidated Stainless, Inc.               Transfer Dep.             946.49
-------------------------------------------------------------------------------------------------
           6/30/98   Service Charge                                                        15.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                          961.49
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                  1,251.33
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(i)

                                               Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                          Account No.: 0710629932410
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                             292.15          279.59          301.95
-------------------------------------------------------------------------------------------------
                                          RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -         650.73          875.85
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         -          30.00               -
=================================================================================================
7.  TOTAL RECEIPTS                                              -         680.73          875.85
=================================================================================================
8.  TOTAL CASH AVAILABLE                                  292.15          960.32       1 ,177.80
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
       10  6/1/98    Consolidated Stainless, Inc.               Transfer Dep.               6.00
-------------------------------------------------------------------------------------------------
      101  6/12/98   Consolidated Stainless, Inc.               Transfer Dep.             484.00
-------------------------------------------------------------------------------------------------
      102  6/12/98   Consolidated Stainless, Inc.               Transfer Dep.             309.35
-------------------------------------------------------------------------------------------------
      103  6/24/98   Consolidated Stainless, Inc.               Transfer Dep.              82.50
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
           6/23/98   Check Order Charge                                                    13.03
-------------------------------------------------------------------------------------------------
           6/30/98   Service Charge                                                        13.99
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                          908.87
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                    268.93
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(j)

                                               Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                          Account No.: 0526001124765
                                               Account Type: Business Checking
=================================================================================================
CASH RECEIPTS AND                                       MONTH          MONTH           MONTH
DISBURSEMENTS                                  --------------------------------------------------
                                                       APR 1998       MAY 1998       JUNE 1998
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                              (4.96)         512.60          241.11
-------------------------------------------------------------------------------------------------
                                          RECEIPTS
-------------------------------------------------------------------------------------------------
2.  CASH SALES                                                  -              -               -
-------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                     962.93           40.00          317.65
-------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                              -              -               -
-------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -              -               -
-------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                 9,566.40        2,253.00               -
=================================================================================================
7.  TOTAL RECEIPTS                                     10,529.33        2,293.00          317.65
=================================================================================================
8.  TOTAL CASH AVAILABLE                               10,524.37        2,805.60          558.76
=================================================================================================

                                   CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------
CHECK
NUMBER      DATE                  PAYEE                              PURPOSE         AMOUNT
-------------------------------------------------------------------------------------------------
        7  6/8/98    Consolidated Stainless, Inc.               Transfer Dep.             317.65
-------------------------------------------------------------------------------------------------
           6/30/98   Service Charge                                                        14.04
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

===========------------------------------------------------------------------------==============
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                          331.69
                                                                                   ==============
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                    227.07
=================================================================================================

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-7

Case No.:97-02593JJF

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

===================================================================================================
                                              INSIDERS
====================================================================================== CUMULATIVE
                                                         TYPE OF          AMOUNT         UNPAID
             NAME                    POSITION            PAYMENT           PAID          BALANCE
---------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS TO INSIDERS
===================================================================================================

===================================================================================================
                                            PROFESSIONALS
===================================================================================================
                               TYPE            DATE OF COURT
                                OF           ORDER AUTHORIZING   AMOUNT      AMOUNT     TOTAL PAID
          NAME             PROFESSIONAL           PAYMENT       APPROVED      PAID       TO DATE
---------------------------------------------------------------------------------------------------
1.  Phoenix Management    debtor consultant         [1]         19,806.40   19,806.40    19,806.40
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.   Total Payments to Professionals                            19,806.40   19,806.40    19,806.40
===================================================================================================

===================================================================================================
ADEQUATE PROTECTION PAYMENTS
===================================================================================================
                                              SCHEDULED        AMOUNTS
                                               MONTHLY           PAID              TOTAL
                                               PAYMENTS         DURING             UNPAID
NAME OF CREDITOR                                 DUE            MONTH           POSTPETITION
---------------------------------------------------------------------------------------------------
1.  Phoenixcor, Inc.                          10,153.95       10,153.95                     -
---------------------------------------------------------------------------------------------------
2.  SunTrust Bank, Central Florida, N.A.      55,217.38       55,217.38                     -
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------
8.   TOTAL                                    65,371.33       65,371.33                     -
===================================================================================================

[1] Per court order dated June 30, 1998 authorizing the payment of Administrative Fees.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

===================================================================================================
                                              INSIDERS
====================================================================================== CUMULATIVE
                                                         TYPE OF          AMOUNT         UNPAID
             NAME                    POSITION            PAYMENT           PAID          BALANCE
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Salary           $ 17,307.70   15,624.96 [1]
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Auto Allowance        923.08           -
---------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                 CEO/Chairman           Life Insurance      1,887.30           -
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Salary             10,961.54    4,687.54 [2]
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Auto Allowance        923.08           -
---------------------------------------------------------------------------------------------------
RONALD J. ADAMS                 President/Director     Life Insurance      2,191.80           -
---------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                V.P.-Prod.             Salary             11,000.00           -
---------------------------------------------------------------------------------------------------
BURTON R. CHASNOV               Exec. V.P./C.F.O.      Rent                3,620.80           -
---------------------------------------------------------------------------------------------------
R & H PARTNERS                  N/A                    Rent                5,512.00           -
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Total Payments to Insiders                                              $ 54,327.30
===================================================================================================

[1] Represents 10% salary deferral beginning on December 15, 1997.

[2] Represents 5% salary deferral beginning on December 15, 1997.

                            LIST OF OMITTED SCHEDULES


1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period June 1, 1998 to June 30, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedules of Mellon Bank Account Cash Disbursements for the Period June 1, 1998 to June 30, 1998 (Account Number 2-953-131):

      Branch Checks       -  4(b)(1)
      Wires & Bank Debits -  4(b)(2)

3. Schedule of Huntington Bank Payroll Account Voided Check as of June 30, 1998 (Account Number 1603427364) [4(f)(1)]

4. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period June 1, 1998 to June 30, 1998 (Account Number 1603427364) [4(f)(2)]

5. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of June 30, 1998 [5]

6. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of June 30, 1998 [6(a) to 6(c)]

7. Schedule of Mellon Bank Account Last Checks Written as of June 30, 1998 (Account Number 2-953-131) [6(d)]

8. Questionnaire and Insurance Information [8]

9. Responses to Questionnaire [8(a)]

10. Personnel Headcount Activity [9]

11. Mellon Bank Statement of Account for the period May 29, 1998 to June 30, 1998 (Account Number 2-703-791)

12. Mellon Bank Statement of Account for the period May 29, 1998 to June 30, 1998 (Account Number 2-953-131)

13. Merrill Lynch Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 64A-07644)

14. Washington Mutual Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 872-018039-2)

15. Correspondence from Great Western Bank indicating change to Washington Mutual Bank

16. Huntington National Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 1603427364)

                            LIST OF OMITTED SCHEDULES

17. SunTrust Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 0288008734682)

18. SunTrust Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 0710629932410)

19. SunTrust Bank Statement of Account for the period June 1, 1998 to June 30, 1998 (Account Number 0526001124765)

20. Correspondence from Automatic Data Processing confirming electronic debits of payroll tax deposits


                                  Page 2 of 2